Execution Copy









            STRUCTURED ASSET SECURITIES CORPORATION, as Depositor,


                   LEHMAN BROTHERS HOLDINGS INC., as Seller,


     WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer,


              THE MURRAYHILL COMPANY, as Loss Mitigation Advisor,


                     FIRST UNION NATIONAL BANK, as Trustee

                                      and


             FEDERAL HOME LOAN MORTGAGE CORPORATION, as Guarantor


                            -----------------------


               AMORTIZING RESIDENTIAL COLLATERAL TRUST 2000-BC3

                                AMENDMENT NO. 1

                         Dated as of December 1, 2000




                              Amendment No. 1 to
                                Trust Agreement
                          dated as of August 1, 2000

                            -----------------------

     THIS AMENDMENT NO. 1 to Trust Agreement is dated and effective as of December 1, 2000 ("Amendment No. 1"), among STRUCTURED ASSET SECURITIES CORPORATION, in its capacity as depositor (the "Depositor"), LEHMAN BROTHERS HOLDINGS INC., as seller (the "Seller"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as master servicer (the "Master Servicer"), THE MURRAYHILL COMPANY, as loss mitigation advisor (the "Loss Mitigation Advisor"), FIRST UNION NATIONAL BANK, a national banking association, in its capacity as trustee (the "Trustee") and the FEDERAL HOME LOAN MORTGAGE CORPORATION, as guarantor (the "Guarantor").

                               WITNESSETH THAT:

     WHEREAS, the Depositor, the Seller, the Master Servicer, the Loss Mitigation Advisor, the Trustee and the Guarantor have heretofore executed and delivered a Trust Agreement dated as of August 1, 2000 (the "Agreement"), in connection with the issuance of the Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2000-BC3 (the "Certificates");

     WHEREAS, Section 11.03(a) of the Agreement provides that the Agreement may be amended from time to time by the Depositor, the Seller, the Master Servicer, the Loss Mitigation Advisor, the Trustee and the Guarantor "..without notice to or the consent of any of the Holders ... to make any ...provisions with respect to matters or questions arising under th[e]
Agreement";

     WHEREAS, each Rating Agency has delivered to the Trustee a letter to the effect that this Amendment No. 1 will not cause such the related Rating Agency to reduce its then current ratings assigned to the Certificates as provided in
Section 11.03(a) of the Agreement; and

     WHEREAS, the Trustee has received an Opinion of Counsel as provided in
Section 11.03(a) of the Agreement;

     WHEREAS, the Depositor and the Trustee now desire to amend the Agreement in order to modify the Preliminary Statement and the provisions of Sections 1.01, 3.01, 5.02, 5.07 and 9.34 thereof;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Certificateholders, as follows:

                                  ARTICLE I

                          AMENDMENT OF THE AGREEMENT

     Section 1.01. References to Class P and Class X Certificates. References in the Agreement to the Class P Certificate and the Class X Certificate include the plural as well as the singular where applicable.

     Section 1.02. Amendment of the Preliminary Statement of the Agreement.
(a) The references to footnote (10) relating to the Class P and Class X Certificates in the column entitled "Minimum Denominations" in the second table in the Preliminary Statement are hereby deleted and replaced with "25%" in each case.

     (b) Footnote (10) in the second table in the Preliminary Statement is hereby deleted in its entirety and replaced with the following:

     (10) The Class R Certificate will be issued as a single Certificate evidencing the entire Percentage Interest in such Class.

     Section 1.03. Amendment of Section 1.01. A new definition of "Class X Certificateholder or Holder of the Class X Certificate" is hereby added to
Section 1.01 and shall read as follows:

              Class X Certificateholder or Holder of the Class X Certificate:
     The Holder or Holders of Class X Certificates representing 100% of the Percentage Interests thereof. To the extent this Agreement provides that any action may be taken by the Class X Certificateholder or Holder of the Class X Certificate, such action may be taken only by all Holders of Class X Certificates.

     Section 1.04. Amendment of Section 3.01. Subsection (a) of Section 3.01 is hereby deleted in its entirety and replaced with the following:

          (a) The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code. The Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the dollar denominations in the Certificate Principal Amount, or in the Percentage Interests, specified herein. Each Class of Book-Entry Certificates will be issued in the minimum denominations in the Certificate Principal Amount specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof. The Class P and Class X Certificates shall be issued in definitive, fully-registered form in the minimum denominations in Percentage Interests specified in the Preliminary Statement hereto and integral multiples of 5% in excess thereof. The Class A1 Certificate and the Class R Certificate shall each be issued as a single Certificate and maintained in definitive, fully registered form in a denomination equal to 100% of the Class Principal Amount or Percentage Interest of such Class. The Certificates may be issued in the form of typewritten certificates.

     Section 1.05. Amendment of Section 5.02(e). (a) The following new paragraph is added as Section 5.02(e)(i):

          (i) for each Distribution Date occurring prior to the Distribution Date in March 2001, until the aggregate Certificate Principal Amount equals the Aggregate Loan Balance for such Distribution Date,

                    (1) concurrently, in proportion to their respective Class
               Principal Amounts after giving effect to previous principal distributions on such Distribution Date pursuant to Section 5.02(d)(i), to the Class A1 Certificates and to the Class A2 Certificates, until the respective Class Principal Amount of each such Class has been reduced to zero;

                    (2) to the Class M1 Certificates, until the Class
               Principal Amount of such Class has been reduced to zero;

                    (3) to the Class M2 Certificates, until the Class
               Principal Amount of such Class has been reduced to zero; and

                    (4) to the Class B Certificates, until the Class Principal
               Amount of such Class has been reduced to zero;

     (b) Paragraphs (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix),
(x) and (xi) of Section 5.02(e) are hereby amended to be designated paragraphs
(ii), (iii), (iv), (v), (vi), (vii), (viii), (ix), (x), (xi) and (xii), respectively.

     Section 1.06. Amendment of Section 5.07. (a) The reference to Section 5.02(e)(iii) in paragraph (b) of Section 5.07 is hereby amended to refer to
Section 5.02(e)(iv); and

     (b) The references to Section 5.02(e)(x) in paragraphs (c) and (d) of
Section 5.07 are hereby amended to refer to Section 5.02(e)(xi).

     Section 1.07. Amendment of Section 9.34. The reference to Section 5.02(e)(ix) in paragraph (b) of Section 9.34 is hereby amended to refer to
Section 5.02(e)(x).

                                  ARTICLE II
                           MISCELLANEOUS PROVISIONS

     Section 2.01. Capitalized Terms. For all purposes of this Amendment No. 1, except as otherwise stated herein, terms used in capitalized form in this Amendment No. 1 and defined in the Agreement have the meanings specified in the Agreement.

     Section 2.02. Continuing Effect. Except as expressly amended by this Amendment No. 1, the Agreement shall remain in full force and effect in accordance with its terms.

     Section 2.03. References to Agreement. From and after the execution and delivery of this Amendment No. 1, all references to the Agreement in the Agreement, any Certificate or any other document executed or delivered in connection therewith shall be deemed a reference to the Agreement as amended hereby, unless the context expressly requires otherwise.

     Section 2.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Amendment No. 1 shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment No. 1 and shall in no way affect the validity or enforceability of the other provisions of this Amendment No. 1 or of the Certificates or the rights of the Holders thereof.

     Section 2.05. Counterparts. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together, shall constitute one and the same instrument.

     Section 2.06. Binding Nature of Amendment No. 1; Assignment. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 2.07. Headings Not To Affect Interpretation. The headings contained in this Amendment No. 1 are for convenience of reference only, and they shall not be used in the interpretation hereof.

     Section 2.08. Effectiveness. This Amendment No. 1 shall become effective as of the date first written above.


     Section 2.09. Governing Law. THIS AMENDMENT NO. 1 SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                   * * * * *

     IN WITNESS WHEREOF, the Depositor, the Seller, the Loss Mitigation Advisor, the Master Servicer, the Trustee and the Guarantor have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

                                STRUCTURED ASSET SECURITIES
                                CORPORATION, as Depositor


                                By: /s/ Ellen V. Kiernan
                                    ------------------------------------------
                                    Name: Ellen V. Kiernan
                                    Title: Vice President


                                LEHMAN BROTHERS HOLDINGS INC.,
                                as Seller


                                By: /s/ Stanley Labanowski
                                    ------------------------------------------
                                    Name:   Stanley Labanowski
                                    Title:  Authorized Signatory


                                THE MURRAYHILL COMPANY,
                                as Loss Mitigation Advisor


                                By: /s/ Margaret Sue Ellis
                                    ------------------------------------------
                                    Name:   Margaret Sue Ellis
                                    Title:  President


                               WELLS FARGO BANK MINNESOTA,
                               NATIONAL ASSOCIATION, as Master Servicer

                                By: /s/ Amy Doyle
                                    ------------------------------------------
                                    Name:   Amy Doyle
                                    Title:  Assistant Vice President


                                FIRST UNION NATIONAL BANK,
                                as Trustee


                                By: /s/ Stephanie J. Purdy
                                    ------------------------------------------
                                    Name:   Stephanie J. Purdy
                                    Title:  Trust Officer


                                FEDERAL HOME LOAN MORTGAGE
                                CORPORATION, as Guarantor


                                By: /s/ Mike L. Dawson
                                    ------------------------------------------
                                    Name:   Mike L. Dawson
                                    Title:  Directory Securities Marketing and
                                            Investment